SHAREHOLDER VOTING AGREEMENT AND PROXY

     Reference is made to that certain Purchase and Sale Agreement of even date herewith (the "PURCHASE AGREEMENT") by and between Ebiz Enterprises, Inc., a Nevada corporation ("EBIZ"), and Caldera Systems, Inc., a Delaware corporation ("CALDERA"), pursuant to which, among other things, Caldera will purchase up to 8,000,000 shares of the common stock of Ebiz.

     In consideration of Ebiz and Caldera entering into the Purchase Agreement and consummating the transactions contemplated therein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agree as follows:

     1. Jeffrey I. Rassas and Stephen C. Herman, as the only directors of Ebiz, shall cause the size of Ebiz's board of directors to be increased by one and shall appoint Ransom Love (or such other individual as may be designated by Caldera) to fill such newly-created vacancy and to serve on the board of directors until the next election of directors in accordance with Ebiz's bylaws, or until he sooner dies, resigns or is terminated.

     2. From and after the date hereof, at each regularly scheduled election of directors of Ebiz at which Mr. Love's seat is up for reelection until this agreement is terminated pursuant to Section 4 below (each, an "ELECTION"), each of the undersigned shall vote (or cause to be voted) all Ebiz shares conferring the right to vote held by the undersigned (the "SHARES") in favor of Ransom Love (or such other individual as may be designated by Caldera) to serve on the board of directors of Ebiz until his successor has been duly qualified and elected in accordance with Ebiz's bylaws, or until he sooner dies, resigns or is terminated.

     3. For the purpose of voting the Shares with respect to the matters described herein, each of the undersigned hereby appoints, effective as of the closing of the transactions contemplated in the Purchase Agreement, Jeffrey I. Rassas, Stephen C. Herman and Ransom Love each as proxy to vote all Shares registered in the name of the undersigned at a meeting of shareholders or by written consent, with all power possessed by the undersigned, including full power of substitution thereof, for a period ending upon the termination of this Agreement pursuant to Section 4 below, to be irrevocable during such period. This proxy is coupled with an interest. This voting agreement and proxy shall be binding on the undersigned's successors and assigns.

     4. This agreement shall automatically terminate upon the first to occur of:
(i) the date that is seven years after the date of this Agreement; or (ii) the date upon which Caldera first owns less than 25% of the shares of Ebiz common stock issued to it pursuant to this Agreement.

                          Signatures on Following Page

     IN WITNESS WHEREOF, each of the undersigned has caused this Shareholder Voting Agreement and Proxy to be executed and delivered as of September 15, 2000.

                                        Caldera Systems, Inc.



                                        By /s/ Ransom H. Love
                                           -------------------------------------
                                        Name Ransom H. Love
                                             -----------------------------------
                                        Title Chief Executive Officer
                                              ----------------------------------


                                        Ebiz Enterprises, Inc.


                                        By /s/ Jeffrey I. Rassas
                                           -------------------------------------
                                        Name Jeffrey I. Rassas
                                             -----------------------------------
                                        Title Chief Executive Officer
                                              ----------------------------------


                                        Hayjour Family Limited Partnership


                                        By /s/ Jeffrey I. Rassas
                                           -------------------------------------
                                        Name: Jeffrey I. Rassas
                                        Title: General Partner


                                        Kona Investments Limited Partnership


                                        By /s/ Stephen C. Herman
                                           -------------------------------------
                                        Name: Stephen C. Herman
                                        Title: General Partner


                                        /s/ Ransom H. Love
                                        ----------------------------------------
                                        Ransom Love


                                        /s/ Jeffrey I. Rassas
                                        ----------------------------------------
                                        Jeffrey I. Rassas


                                        /s/ Stephen C. Herman
                                        ----------------------------------------
                                        Stephen C. Herman